As filed with the Securities and Exchange Commission on June 29, 2018

Securities Act Registration No. 333-07305

Investment Company Act Registration No. 811-07685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 110	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 111

FRONTIER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

(Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

☐                      immediately upon filing pursuant to paragraph (b) of Rule 485

☒                    on  July 2, 2018 pursuant to paragraph (b) of Rule 485

☐                      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐                      on (date) pursuant to paragraph (a)(1) of Rule 485

☐                      75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐                      on (date) pursuant to paragraph (a)(2) of Rule 485

FRONTIER FUNDS

PROSPECTUS

Frontier MFG Select Infrastructure Fund

Institutional Class Shares (FMSIX)

Service Class Shares (FMSSX)

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

July 2, 2018

TABLE OF CONTENTS

Summary Section	2

Principal Investment Strategy and Related Risks	6

Financial Highlights	11

Fund Management	11

Your Account	12

Distribution and Shareholder Servicing Arrangements	18

Exchange Privilege	19

Valuation of Fund Shares	19

Distributions and Federal Income Tax Treatment	20

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontier Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

SUMMARY SECTION

Investment Objective.  The investment objective of the Frontier MFG Select Infrastructure Fund (the “Fund”) is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Service
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Service Fee (for shares redeemed by wire)	$15.00	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)
Shareholder Servicing Fee	NONE	0.15%
Additional Other Expenses	0.29%	0.29%
Total Other Expenses	0.29%	0.44%
Total Annual Fund Operating Expenses	1.09%	1.24%
Fee Waiver(2)	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%	0.95%

(1)         “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)         Pursuant to an expense cap agreement between Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, and the Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets attributable to the Institutional Class and Service Class shares, respectively.  Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund to exceed the lesser of:  (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$82	$287
Service Class	$97	$335

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund had not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information to provide at this time.

Principal Investment Strategy.  Under normal market conditions, the Fund invests a minimum of 80% of its net assets in the equity securities of infrastructure companies.  The Fund will invest in common stock, stapled securities (an equity security comprised of multiple parts) and Real Estate Investment Trusts (REITs) of infrastructure companies as part of its principal investment strategy.  The Fund will concentrate in the securities of companies operating in infrastructure-related industries.  The Fund will invest in both U.S. and non-U.S. companies and may invest in companies of any size, with a minimum market capitalization of $500 million.

The Fund’s subadviser, Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) seeks to provide investors with exposure to the infrastructure sector and to deliver stable investment returns relative to other equity funds.  The Fund will invest in a non-diversified portfolio of securities of infrastructure companies that MFG Asset Management has determined have an appropriate capital structure, are likely to generate reliable income streams and are likely to benefit from inflation protection.  The Fund will normally hold a limited number (typically 20 to 40) of companies that meet these criteria.  The Fund will typically hold up to 20% of its assets in cash and cash equivalents.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced volatility in recent years.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Continuing market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

REIT Risks.  A REIT’s share price may decline because of adverse developments affecting the underlying infrastructure industry, including changes to interest rates.  The returns of REITs may trail returns of the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.  The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Stapled Securities Risks. The Fund will invest in stapled securities to gain exposure to infrastructure.  A stapled security is a security that is comprised of multiple parts — generally, a trust and a share of a company — that cannot be separated from one another and is treated as one unit for trading purposes.  The value of a stapled security may go down as a result of the performance of any part of the security.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single stock may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Infrastructure Investment Risks.  The Fund’s investments in infrastructure companies will expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments.  Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns.  Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.  Specific infrastructure assets in which the Fund invests may be subject to the following additional risks:

•                  Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•                  Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments.  Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

•                  Social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals.  The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•                  Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.  Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•                  Utility company revenues and costs are subject to regulation by states and other regulators.  Regulatory authorities also may restrict a company’s access to new markets.  Utilities companies may incur unexpected increases in fuel and other operating costs.  Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that MFG Asset Management would like to sell.  MFG Asset Management may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.  Performance information for the Fund is not included because the Fund only recently commenced operations.

Management.

Investment Adviser and Subadviser.  Frontegra is the investment adviser to the Fund.  MFG Asset Management is the subadviser to the Fund.

Portfolio Manager.

Name	Portfolio Manager of the Fund Since	Title
Gerald Stack	Inception of the Fund in 2018	Portfolio Manager

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$1,000,000	$1,000
Service Class	$10,000	$1,000

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of funds from these tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss.  This investment objective may be changed without shareholder approval.

Principal Investment Strategy.  Under normal market conditions, the Fund invests a minimum of 80% of its net assets in equity securities of infrastructure companies.  The Fund will invest in common stock, stapled securities and Real Estate Investment Trusts (REITs) of infrastructure companies as part of its principal investment strategy.  REITs in which the Fund will invest are publicly traded equity REITs that own, operate or lease infrastructure assets.  The Fund will invest in stapled securities to gain exposure to infrastructure.  A stapled security is a security that is comprised of multiple parts — generally, a trust and a share of a company — that cannot be separated from one another and is treated as one unit for trading purposes.  The Fund will invest in both U.S. and non-U.S. companies and may invest in companies of any size, with a minimum market capitalization of $500 million.

In determining companies that qualify as infrastructure companies, MFG Asset Management relies on its analysis of data from a variety of third-party sources.  Such third-party sources include periodic financial and operational reports and investor presentations, filings with regulatory agencies and major infrastructure indices.  The Fund will concentrate (i.e., invest more than 25% of its assets) in the securities of companies operating in infrastructure-related industries.  For purposes of this industry concentration test, industries are identified using Global Industry Classification (“GICS”) codes.

To be eligible for investment by the Fund, infrastructure companies must meet MFG Asset Management’s two key assessments to qualify as infrastructure assets:  the assets must be essential for the efficient functioning of a community and the company’s earnings are not meaningfully sensitive to competition, commodity price movements or sovereign risk.

The Fund seeks to provide investors with exposure to the infrastructure sector and to deliver stable investment returns relative to other equity funds.  The Fund will invest in a non-diversified portfolio of securities of infrastructure companies that MFG Asset Management has determined have an appropriate capital structure, are likely to generate reliable income streams and are also likely to benefit from inflation protection.  The Fund will normally hold a limited number (typically 20 to 40) of companies that meet these criteria.

The Fund’s investment universe will principally consist of companies whose predominant source of earnings is derived from the following infrastructure assets:

•                  Regulated energy utilities;

•                  Regulated water utilities;

•                  Toll roads;

•                  Energy infrastructure;

•                  Airports;

•                  Ports;

•                  Communications infrastructure;

•                  Rail; and

•                  Social infrastructure.

With respect to the Fund’s non-U.S. investments, the Fund invests primarily in companies located in developed countries. The Fund may also invest in emerging markets as part of its principal investment strategy.

MFG Asset Management seeks to achieve the Fund’s investment objective through an integrated investment approach that incorporates three key elements:

•                  Determining the Investment Universe.  The Fund’s investment universe includes only companies that meet MFG Asset Management’s proprietary infrastructure classification criteria, such as commodity price risk, gearing levels (which means the level of debt relative to equity and/or assets), sovereign risk, regulatory risk, liquidity and reporting transparency (which means the transparency of publicly available financial and other disclosures), which, if failed, will result in exclusion from the investment universe.

•                  Assessing the Quality and Intrinsic Value of Potential Investment.  MFG Asset Management analyzes each security in the Fund’s investment universe.  This analysis includes evaluations of a company’s external environment (including industry structure, regulation and the applicable political and legal systems), company-specific issues (including key assets, organizational structure, strategy and corporate governance), and its historical and forecasted financial performance.  MFG Asset Management’s analysis is used to create financial forecasts and assess the intrinsic value of securities in the Fund’s investment universe.

•                  Allocating Capital to the Securities within the Fund’s Investment Universe in a Suitable Manner.  MFG Asset Management’s construction of the Fund’s portfolio is driven by the results of the valuation of the applicable securities, the assessment of the potential investment quality of a company, as well as formal portfolio risk controls.  This portfolio construction process focuses on delivering long-term absolute investment returns.

Companies are sold when, amongst other things, the investment is no longer expected to deliver its return objective and more attractive investment opportunities arise elsewhere.

The Fund will provide shareholders with at least a 60-day notice of any change in such Fund’s policy to invest at least 80% of its net assets in the types of securities suggested by its name.  The 80% limitation is measured at the time of investment.  For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Cash or Similar Investments; Temporary Defensive Position.  The Fund will typically hold up to 20% of its assets in cash, money market funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash.  The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  To the extent the Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Principal Risk Factors.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced volatility in recent years.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Continuing market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

REIT Risks.  A REIT’s share price may decline because of adverse developments affecting the underlying infrastructure industry, including changes to interest rates.  The returns of REITs may trail returns of the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.  The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. At this time, REIT dividends that an investor effectively receives indirectly through a regulated investment company that owns interests in a REIT do not qualify for the 20% qualified business income deduction. As a result, it may be less advantageous for an investor to hold interests in a REIT indirectly through a regulated investment company than it would be for the taxpayer to directly invest in the underlying REIT.

Stapled Securities Risks. The Fund will invest in stapled securities to gain exposure to infrastructure.  A stapled security is a security that is comprised of multiple parts — generally, a trust and a share of a company — that cannot be separated from one another and is treated as one unit for trading purposes.  The value of a stapled security may go down as a result of the performance of any part of the security. In addition, the income on stapled securities may fluctuate.  The market for certain stapled securities may be illiquid at times.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single company may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Infrastructure Investing Risks.  The Fund’s investments in infrastructure companies will expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments.  Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns.  Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.  Infrastructure companies may also be affected by or subject to regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other occurrences; and the imposition of special tariffs Specific infrastructure assets in which the Fund invests may be subject to the following additional risks:

•                  Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.

•                  Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased governmental or environmental regulation, negative effects of economic slowdowns, reduced demand as a result of increases in energy efficiency and energy conservation, cleanup and litigation costs as a result of oil spills or other environmental damage, changing and potentially harmful international politics and tax and other regulatory policies of various governments.  Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

•                  Social infrastructure companies, such as those in the education and healthcare industries, are subject to government regulation and the costs of compliance with such regulations, delays or failures in receiving required regulatory approvals or the enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.  Other factors that may affect the operations of social infrastructure companies include increased susceptibility to terrorist acts or political actions.

•                  The stock prices of transportation infrastructure companies are affected by both supply and demand of their specific product.  The transportation sector can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.  Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•                  Utility company revenues and costs are subject to regulation by states and other regulators.  Regulatory authorities also may restrict a company’s access to new markets.  The deregulation of certain utilities companies may subject these companies to greater risks of loss.  Utilities companies may incur unexpected increases in fuel and other operating costs.  Rising interest rates could lead to higher financing costs and reduced earnings.  Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.  There is a risk that these costs will not be fully recovered through an increase in revenues.

Stock Selection Risks.  Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Geopolitical events may cause market disruptions.  For example, the United Kingdom has voted to leave the EU following the Brexit referendum; however, the exact timeframe for the United Kingdom’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  It is possible that these or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems than more developed foreign markets.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.    Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issues or industries.  Investments in emerging market securities may be more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  In addition to withholding taxes on investment income, some countries with emerging markets may impose different capital gains taxes on foreign investors.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that MFG Asset Management would like to sell.  MFG Asset Management may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, MFG Asset Management, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this prospectus, there are no financial highlights available at this time.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board”) is responsible for managing the Company’s business and affairs.  The Board also oversees matters required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  Frontegra has entered into a subadvisory agreement with MFG Asset Management under which MFG Asset Management manages the Fund’s portfolio, subject to Frontegra’s supervision.  Frontegra provides office facilities for the Fund and Frontegra or an affiliate pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by MFG Asset Management and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.  Mr. Forsyth is also the President of Frontier Partners, Inc., a consulting firm that provides marketing services to third party investment advisers, including MFG Asset Management.  Frontier Partners, Inc. is owned by Frontier North America Holdings, Inc. (“FNAH”), a majority-owned subsidiary of Magellan Financial Group Limited (“MFG”), the parent company of MFG Asset Management.  Accordingly, Frontier Partners, Inc. and MFG Asset Management are affiliates.  On February 5, 2018, Frontegra and Mr. Forsyth entered into a purchase and sale agreement with FNAH and MFG pursuant to which FNAH is expected to acquire Frontegra during calendar year 2018, subject to regulatory approvals and other customary closing conditions.

A discussion regarding the Board’s basis for approving the investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2018.

Management Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 0.80% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  The expense cap agreement may have the effect of increasing the Fund’s overall expense ratio during the periods where Frontegra recoups previously waived or reimbursed expenses, subject to the expense limitation agreement in place at the time of recoupment.

MFG Asset Management.  MFG Asset Management is a wholly owned subsidiary of MFG, a company listed on the Australian Securities Exchange.  MFG Asset Management was organized in 2006 and is located at MLC Centre Level 36, 19 Martin Place, Sydney NSW 2000, Australia.  Under the subadvisory agreement, MFG Asset Management is paid the net advisory fee received by Frontegra less an annual flat fee retained by Frontegra.  In addition, MFG Asset Management has agreed to pay for or reimburse Frontegra for, as applicable, organizational expenses of the Fund, any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services.  In addition to providing portfolio management services to the Fund, MFG Asset Management serves as investment adviser to individual and institutional clients.  MFG Asset Management serves as subadviser to the Frontier MFG Global Equity Fund, the Frontier MFG Global Plus Fund and the Frontier MFG Core Infrastructure Fund, three other series of the Company.  As of March 31, 2018, MFG Asset Management had approximately U.S. $50.1 billion under management.

Portfolio Manager.  Gerald Stack has served as Portfolio Manager of the Fund since its inception and as a Portfolio Manager of the Frontier MFG Core Infrastructure Fund since its inception in 2012.  Mr. Stack has ultimate responsibility for the investment decisions for the Fund.  Mr. Stack joined MFG Asset Management in January 2007 and serves as a Portfolio Manager.  Mr. Stack is a senior member of MFG’s Infrastructure Investment Team.  Prior to joining MFG, Mr. Stack was a Director at Capital Partners (now known as CP2), a firm he joined in 1998.  He has a Bachelor’s Degree in Economics and an MBA from the University of Sydney and is a Chartered Accountant.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is owned by FNAH, and managed by Mr. Forsyth.  The Distributor is affiliated with Frontegra and MFG Asset Management by virtue of being under common control with Mr. Forsyth and MFG, respectively.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV for a class of shares is determined by adding the value of the Fund’s investments, cash and other assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to Institutional Class and Service Class shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”), receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, other financial intermediaries and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Initial Investment by Mail.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontier Funds, Inc.” to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Initial Investment by Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Number 075000022

Credit to:	U.S. Bancorp Fund Services, LLC
Account Number 112-952-137

Further credit to:	Frontier Funds, Inc.
Frontier MFG Select Infrastructure Fund
(Class of Shares)
(investor account number)
(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Investment through Financial Intermediaries.  Alternatively, you may place an order to purchase shares of the Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  An order is deemed to be placed when the Fund, or a Financial Intermediary on the Fund’s behalf, receives the order in proper form.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, corporation, business trust, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of your legal entity prior to the opening of your account.  We may also ask for other identifying documents or information to verify the shareholder’s identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares: Institutional Class shares and Service Class shares.  As of the date of this prospectus, the Service Class shares have not yet commenced operations.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Service Class shares impose a shareholder servicing fee that is assessed against the assets of the Fund attributable to that class.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontier Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments by Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund typically expects to pay redemption proceeds by check mailed to you within two business days, by wire on the next business day or electronic credit via the Automated Clearing House (“ACH”) network within two or three days and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders that invest through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  Under normal market conditions, the Fund expects to use holdings of cash or cash equivalents or sell portfolio assets to meet redemption requests.  Under unusual market conditions such as times of market stress, the Fund reserves the right to make redemptions in kind as discussed below and may enter into a line of credit with a bank or borrow money (in accordance with and as described under the “Fund Policies: Fundamental and Non-Fundamental” section in the Fund’s SAI) to meet redemption requests.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or MFG Asset Management and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.

Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund generally pays redemptions in cash, but reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets in any 90-day period.  In such cases, you may incur brokerage costs in converting these securities to cash.  The Fund expects that while unlikely, any redemption in kind would be made as a pro rata portion of the Fund’s portfolio or a representative basket if the redemption is not large enough to distribute a pro rata portion.  The Fund expects that any redemptions in kind will be made with marketable securities.  However, you would bear any market risk until the securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The 30 day period during which shares are subject to the redemption fee commences on the day after the shares are purchased.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•                  shares purchased through retirement plans in limited circumstances;

•                  shares acquired through re-investments of Fund distributions; or

•                  shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when changing account ownership; and

•                  in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and $1,000 for Service Class shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.  If you hold your Fund shares in a taxable account, termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 888-825-2100 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Fund’s discretion in consultation with Frontegra or MFG Asset Management, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, MFG Asset Management and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption fee for redemptions or exchanges of shares 30 days or less after their date of purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity and any waivers of the short-term redemption fee.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies.  As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Shareholder Servicing Fee.  The Company, on behalf of the Fund’s Service Class, has adopted a shareholder servicing plan (the “Service Plan”).  Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class shareholders.

Payments to Financial Intermediaries.  From time to time, the Company, the Distributor or Frontegra enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or Frontegra make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund.  In some circumstances, Institutional Class shares of the Fund directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent.  Service Class shares of the Fund pay a shareholder servicing fee as described above.  MFG has agreed to reimburse Frontegra for the payments it makes to Financial Intermediaries for sub-transfer agent and other administrative services.

In addition, the Distributor or Frontegra may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or Frontegra may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or Frontegra may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any service fees payable under the shareholder servicing arrangements as noted above.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment between classes or from one Frontier Fund to another Frontier Fund at any time by written request, if you meet the minimum investment requirements for the class and fund into which you would like to exchange, and if the class and fund are open to new investors.  Before exchanging your shares, you should first carefully read the Prospectus for the fund into which you are exchanging and consider the tax consequences if you hold your investment in a taxable account.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and if you hold your Fund shares in a taxable account, will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  However, a conversion from one class to another class within the same Fund will not be a taxable transaction.

Exchange requests should be directed to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  If your shares are held in an account with a Financial Intermediary, contact the Financial Intermediary.  A Financial Intermediary may impose conditions on exchanges in addition to those disclosed in this prospectus.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontier Fund, you may be subject to the redemption fee described above under “Your Account — Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or MFG Asset Management in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the

Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Fund has retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  If your account is not a tax-deferred retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund will make distributions to its shareholders of its net investment income and any realized net capital gain.  Distributions from the Fund’s net investment income will be declared and paid quarterly.  Net capital gain, if any, is generally distributed annually.   For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions) generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.) and the shareholder satisfies certain holding period requirements.  For non-corporate shareholders, such “qualified dividend” income is currently eligible for the reduced federal income tax rates applicable to long-term capital gains.

If the Fund distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss), then such distributions will be taxable as long-term capital gain, whether reinvested in additional Fund shares or received in cash, and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the distribution.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash, Fund shares, or in-kind securities received in the distribution, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of net capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then-prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gain or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then-current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale, exchange or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale, exchange or redemption proceeds, including in-kind proceeds, are more or less than your adjusted basis in the sold, exchanged or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale, exchange or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontier Fund generally will have similar tax consequences to a sale or redemption of Fund shares.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Medicare Tax.  In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or other Taxpayer Identification Number or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it makes such an election.

Cost Basis Reporting.  The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when the shareholder subsequently sells, exchanges or redeems those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
Steven K. Norgaard	Frontier Funds, Inc.
James M. Snyder	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
OFFICERS	Milwaukee, Wisconsin 53202-5207

William D. Forsyth III	For regular mail deliveries, use:
Elyce D. Dilworth	Frontier Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
INVESTMENT ADVISER	P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Northbrook, Illinois 60062

SUBADVISER	Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Magellan Asset Management Limited	Milwaukee, WI 53202
doing business as MFG Asset Management
MLC Centre Level 36, 19 Martin Place	LEGAL COUNSEL
Sydney NSW 2000
Australia	Godfrey & Kahn, S.C.
833 E. Michigan Street, Suite 1800
CUSTODIAN	Milwaukee, Wisconsin 53202

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•                  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•                  Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the companies that act as investment advisers to Frontier Funds, Inc.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as subadvisers, transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

This Page is Not a Part of the Prospectus

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders as they become available.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the annual and semi-annual reports will be available, free of charge, on the Company’s website at http://www.frontiermutualfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Frontier Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTIER FUNDS, INC.

Frontier MFG Select Infrastructure Fund
Institutional Class Shares (FMSIX)
Service Class Shares (FMSSX)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Frontier MFG Select Infrastructure Fund (the “Fund”) dated July 2, 2018.  The Fund  is a series of Frontier Funds, Inc. (the “Company”).  Copies of the Prospectus are available, and the Fund’s annual report will be available, without charge upon request to the above address or toll-free telephone number, or you can visit the Fund’s website at http://www.frontiermutualfunds.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated July 2, 2018.

You should rely only on the information contained in this SAI and the Prospectus dated July 2, 2018.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  This SAI applies to the Institutional Class and Service Class shares of the Fund.  The shares of the other series of the Company are offered in separate prospectuses and a separate SAI.

ii

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.  Effective October 31, 2014, the Company changed its name from Frontegra Funds, Inc. to Frontier Funds, Inc.

The Fund is a non-diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers six separate series.  The Board of Directors of the Company (the “Board”) has established three classes of shares of common stock:  Institutional Class, Service Class and Class Y.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares

Frontier Timpani Small Cap Growth Fund
Institutional Class	50,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier Phocas Small Cap Value Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Core Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier MFG Global Equity Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Global Plus Fund
Institutional Class	100,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier MFG Select Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights.  Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss.  The Fund’s investment objective may be changed without shareholder approval.

The following is a complete list of the Fund’s fundamental investment limitations that cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.                          May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.

2.                          May not issue senior securities, except as permitted under the 1940 Act.

3.                          May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

4.                          May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.                          May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6.                          May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry, except that the Fund will invest more than 25% of the value of its total assets in companies operating in infrastructure-related industries.

7.                          May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8.                          May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With respect to the Fundamental Investment Limitation No. 1, “applicable law” refers to the 1940 Act and the regulations adopted thereunder.

With the exception of the investment restriction set out in item 1 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.                          Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.                          Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.                          Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.                          Purchase securities of other investment companies except in compliance with the 1940 Act.

5.                          Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.                          Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”).

7.                          Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.                          Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.                          Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

10.                   Borrow money from other Frontier Funds unless it has received an exemptive order from the SEC permitting such practice.

With respect to non-fundamental operating policy item 3 above, on or about December 1, 2018, in connection with the implementation of new SEC Rule 22e-4, this 15% limitation shall apply to illiquid investments that are “assets” (i.e., investments that have positive values).

With the exception of the policy set out in item 3 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s principal investment strategies, policies and techniques that are described in the Prospectus and also provides information about investment strategies that are not principal strategies.

Global Market Conditions

U.S. and international markets have experienced volatility in recent years.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Convertible Securities and Preferred Stocks

As a non-principal investment strategy, the Fund may invest in convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.  As a non-principal investment strategy, the Fund may also invest in preferred stocks, which are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Concentration

The Fund has adopted a fundamental investment policy that prohibits the Fund from investing more than 25% of its assets in the securities of companies the principal business activities of which are in the same industry, except the Fund will invest more than 25% of the value of its total assets in companies operating in infrastructure-related industries.  The 25% limit does not apply to securities in which the Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions.  For purposes of this policy, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), in consultation with the subadviser to the Fund, Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”), determines the industry classifications of the Fund’s investments using industry data obtained from third-party statistical organizations.  In the absence of such a classification for a particular issuer, MFG Asset Management may provide an industry classification.  Alternately, MFG Asset Management or the Adviser may classify a particular issuer in good faith based on its own analysis of the economic or other relevant characteristics affecting the issuer.

Depositary Receipts

As a non-principal investment strategy, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depository shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Exchange-Traded Funds and Other Investment Companies

As a non-principal investment strategy, the Fund may invest in securities issued by exchange traded funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Fund may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable.  The Fund may invest its assets in

ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity.  The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Foreign Investment Companies

As a non-principal investment strategy, the Fund may invest in foreign investment companies.  Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Foreign Securities and Currencies

The Fund will invest directly in securities of non-U.S. companies as part of its principal investment strategy.  The Fund defines non-U.S. companies as companies that are organized under the laws of a foreign country; whose principal trading market is in a foreign country; or that have a majority of their assets or that derive a significant portion of their revenue or profits from businesses, investments or sales outside the United States.  For purposes of the revenue component of this definition, the Fund’s subadviser, MFG Asset Management, determines revenue as “Earnings Before Interest and Taxes” (EBIT) or revenue from business, investments or sales outside the United States, each as derived from sources such as company filings, third party data and other inputs deemed reliable.

Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.  Forward currency transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Furthermore, the United States imposes a 30% withholding tax, which is generally non-refundable, on certain payments to “foreign financial institutions” and certain “non-financial foreign entities,” which could therefore affect the Fund’s return on a foreign security that in turn receives payments from the U.S.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable) as a non-principal investment strategy.  On or about December 1, 2018, in connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” will be defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  For purposes of this restriction as of the date of this SAI, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, principal only mortgage-backed securities issued by private issuers and repurchase agreements with maturities in excess of seven days.  Rule 144A securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity guidelines and related SEC guidance.  Under the Fund’s guidelines in effect as of the date of this SAI, the Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated the day-to-day determination of the liquidity of any security to the Adviser and MFG Asset Management. The Board has directed the Adviser and MFG Asset Management to look to factors including, but not limited to: the frequency of trades and quotes for the security; the willingness of dealers to undertake to make a market in the security; the nature of the market for a security (including the time needed to dispose of the security); corporate buy back ability; short interest in the security; political, economic and other regulatory factors; company-specific fundamental and non-fundamental news; settlement practices, registration procedures, limitations on currency conversion or repatriation, and transfer limitations (for foreign securities); and any other information deemed relevant.  On or about December 1, 2018, the Fund will be subject to guidelines set forth in the Company’s liquidity risk management program, which may differ from the guidelines discussed above.

Initial Public Offerings

The Fund may purchase stock in an initial public offering (“IPO”) as a non-principal investment strategy.  An IPO is a company’s first offering of stock to the public, typically to raise additional capital.

Shares are given a market value reflecting expectations for the company’s future growth.  The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, the Adviser or MFG Asset Management cannot guarantee continued access to IPOs.

Investment Grade Debt Obligations

As a non-principal investment strategy, the Fund may invest in investment grade debt obligations, which include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Payments in lieu of dividends received by the Fund on the loaned securities are not treated as “qualified dividend income” for tax purposes.

Line of Credit

The Fund may borrow money from banks to the extent allowed (as described above under “Fund Policies:  Fundamental and Non-Fundamental”) to meet shareholder redemptions.  The Fund may enter into a line of credit with a bank in order to provide short-term financing, if necessary, in connection with shareholder redemptions.

Master Limited Partnerships (MLPs)

As a non-principal investment strategy, the Fund may invest in MLPs.  An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities.  An investment in MLP interests involves some risks that differ from investments in the common stock of a corporation.  Holders of MLP interests have limited control on matters affecting the partnership.  The tax benefits of investing in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Repurchase Agreements

As a non-principal investment strategy, the Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Adviser or MFG Asset Management, as applicable, will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Utilities Companies

The Fund invests in utilities companies as part of its principal investment strategy.  Utilities companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas.  The Fund may be susceptible to adverse economic or regulatory occurrences affecting the utilities industry.  Investing in utilities companies may involve additional risks, such as high interest costs in connection with capital construction and improvement programs; difficulty in raising capital; unfavorable government rate regulation; risks regulated to environmental and other regulatory compliance costs; negative effectives of an economic slowdown or recession; and increased competition from other utilities providers.

Utilities companies may be subject to regulation by various governmental authorities and may be subject to special tariffs and changes in tax laws, regulatory policies and accounting standards.  In addition, there are substantial differences between regulations that apply among different jurisdictions and agencies.  Changes in climate can also negatively affect the financial condition of utility companies.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of capital gains, including short-term capital gains, taxable to shareholders at ordinary income rates.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, due to his ownership interest in and positions with Frontegra and his position with Frontegra Strategies, LLC.  The information in the table is as of the date of this SAI.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director; Chair, Audit Committee	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				6	None

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	6	Boulder Growth & Income Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	IronBridge Funds, Inc. (with oversight of three portfolios)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President	Elected annually by the Board; since August 2008 (co-president from 1996 – 2008).	Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG	6	None

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

	Director Secretary	Indefinite; since May 1996. Indefinite; since August 2014.

Asset Management, since February 5, 2018. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc., a consulting/marketing firm (“Frontier Partners”).

Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008.

				N/A	N/A

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of three independent directors, Mr. Heald, Mr. Norgaard and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as Chief Executive Officer of the Company.  In the event the Board was to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has two standing committees – an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.  Because the Fund is new, the Audit Committee has not met with respect to the Fund as of the date of this SAI.

The Nominating Committee is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Company and recommending to the Board the candidates for election to the Board.  The Nominating Committee will consider nominees recommended by shareholders.  Shareholders should submit recommendations in writing to the President of the Company.  At a minimum, the recommendation should include:  the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Company as defined in the 1940 Act; any other information the Fund would be required to include in a proxy statement if the person was nominated; and the name and address of the person submitting the recommendation, together with the number of shares of the Fund held by such person and the period for which shares were held.  The Committee is also responsible for reviewing the compensation of the independent directors and implementing the Company’s retirement policy.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Nominating Committee.  Mr. Snyder is the Chairman of the Nominating Committee.  Because the Fund is new, the Nominating Committee has not met with respect to the Fund as of the date of this SAI.

The Board’s role is one of oversight rather than management.  Management of the Fund is overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  The Adviser reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole.  The Adviser and MFG Asset Management report to the CCO and/or the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and the Company.

The Board has appointed the CCO who reports directly to the independent directors.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information reported to the Board or Fund management by the Adviser, MFG Asset Management and service providers to the Frontier Funds regarding various compliance, investment, business and other risk management issues.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and serves as President.  He also is President of the Distributor and is President and a partner of Frontier Partners, a consulting/marketing firm, established in 1993.  Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management, since February 5, 2018.  Mr. Forsyth brings significant business, distribution, regulatory and investment experience to the Board, as well as institutional knowledge about Frontegra and the Frontier Funds.

David L. Heald.  Mr. Heald has served as a director of the Company since 1996 and as lead independent director since 2011.  Mr. Heald has served as Chair of the Audit Committee since 2009.  Mr. Heald previously served as principal and director of Consulting Fiduciaries, Inc., which was a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Mr. Heald brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as institutional knowledge about the Frontier Funds as the Company’s longest-serving independent director.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013.  Mr. Norgaard is an attorney and certified public accountant.  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc. and currently serves as audit committee chairman.  He has also served on the Board of Directors of ATG Trust Company since 2007 and currently serves as board chairman.  Mr. Norgaard has served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. since 2012 and currently serves as the audit committee chairman.  Prior to March 2015, Mr. Norgaard had also served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end mutual fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc.  Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002.  Mr. Snyder has served as Chair of the Nominating Committee since 2013.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, and retired as Executive Vice President and Chief Investment Officer.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Mr. Snyder brings significant financial, business, regulatory and investment experience to the Board, as well as other directorship experience.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Fund and the Frontier family of Funds as of December 31, 2017, stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	MFG Select Infrastructure Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontier Family of Funds(2)

William D. Forsyth III(1)	None	Over $100,000

David L. Heald	None	Over $100,000

James M. Snyder	None	Over $100,000

Steven K. Norgaard	None	None

(1)         This director is deemed an “interested person” as defined in the 1940 Act.

(2)         The Frontier Funds currently consist of six separate series.  The “Aggregate Dollar Range of Equity Securities Beneficially Owned in the Frontier Family of Funds” includes shares beneficially owned by each director in the Fund and the other series of the Company, which are offered in a separate SAI.

As the Fund is new, officers and directors of the Company, as a group, did not own any outstanding shares of the Fund as of the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as CCO of the Company.  From time to time, the Fund may pay compensation services to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as CCO.  Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.  Because the Fund is new, the following table provides estimates of compensation expected to be paid to Mr. Heald, Mr. Snyder and Mr. Norgaard for their services as directors of the Company for the fiscal year ending June 30, 2018:

Name of Director	MFG Select Infrastructure Fund	Total Compensation from Fund and Fund Complex(1)

William D. Forsyth III(2)	$0	$0

David L. Heald	$10,000	$58,000	(3)

James M. Snyder	$10,000	$58,000	(3)

Steven K. Norgaard	$10,000	$58,000	(3)

(1)         The Frontier Funds currently consist of six separate series.  The “Total Compensation from Fund and Fund Complex” includes compensation paid by the other series of the Company, offered in a separate SAI, as well as compensation received from two former series of the Company that were reorganized.

(2)         Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(3)         The independent directors may invest their compensation in shares of the Fund.

CODES OF ETHICS

The Company, Frontegra, Timpani Capital Management LLC (“Timpani”) (the adviser to another series of the Company offered in a separate SAI), the Distributor and Frontier have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani, the Distributor and Frontier.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani, the Distributor and Frontier have a fiduciary duty to place the interests of clients (including the Fund and its shareholders) above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to pre-clear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

MFG Asset Management has adopted a Code of Ethics and Personal Trading Policy that govern all directors, officers, employees contractors and all other persons who are subject to supervision and control of MFG (collectively, “MFG Supervised Persons”).  The Personal Trading Policy permits MFG Supervised Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Personal Trading Policy requires MFG Supervised Persons to pre-clear all transactions with MFG Asset Management compliance personnel.  In addition, MFG Supervised Persons and other access persons are required to disclose all securities holdings and to submit quarterly transaction reports.

PRINCIPAL SHAREHOLDERS

As the Fund is new, no persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the date of this SAI.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

Frontegra is the investment adviser to the Fund.  William D. Forsyth III currently owns 100% of Frontegra and is President of Frontegra and the Company with the ownership structure scheduled to change as a consequence of a proposed transaction described under “Recent Events” (as defined below, the “Transaction”).  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra.  Upon closing of the Transaction, Frontier North America Holdings, Inc. (“FNAH”) and Magellan Financial Group Limited will each become a control person of Frontegra.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to the Fund and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its advisory services under the Frontegra Advisory Agreement, the Fund pays Frontegra, on a monthly basis, an annual management fee of 0.80% of the average daily net assets (“ADNA”) of the Fund

The Transaction will result in a change of control of Frontegra and an “assignment” of the Frontegra Advisory Agreement.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  The Fund’s shareholders of record as of the record date will be asked to approve of a new investment advisory agreement at a special meeting of shareholders to be held in 2018.  The new investment advisory agreement is expected to be substantially the same as the Frontegra Advisory Agreement.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund (excluding acquired fund fees and expenses), as a percentage of the ADNA of such Fund, is 0.80% and 0.95% for the Institutional Class and Service Class shares, respectively.

The expense cap agreement for the Institutional Class and Service Class shares of the Fund will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Frontegra Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Subadviser

MFG Asset Management is a wholly owned subsidiary of Magellan Financial Group Limited, a company listed on the Australian Securities Exchange.  Frontegra has entered into a subadvisory agreement under which MFG Asset Management serves as the subadviser to the Fund and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, MFG Asset Management is paid the net advisory fee received by Frontegra with respect to the Fund less an annual flat fee retained by Frontegra; provided, however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG Asset Management.  In addition, MFG Asset Management has agreed to pay for, or reimburse Frontegra for, as applicable, all fees and expenses related to the organization of the Fund and any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services.  William D. Forsyth III, the President of Frontegra, holds a small ownership position in Magellan Financial Group Limited and a minority interest in FNAH, a majority-owned subsidiary of Magellan Financial Group Limited, affiliate of MFG Asset Management and an affiliate of the Distributor and Frontier Partners, as described in further detail below.

The Transaction will result in the termination of the existing subadvisory agreement between MFG Asset Management and Frontegra.  The Fund’s shareholders of record as of the record date will be asked to approve of a new subadvisory agreement at a special meeting of shareholders to be held in 2018.  The new subadvisory agreement is expected to be similar to the existing subadvisory agreement other than changes to reflect regulatory developments, more specificity about certain services provided by the subadviser and updated business terms between the parties.  Under the new subadvisory agreement, the subadvisory fee will stay the same except MFG Asset Management is expected to pay for, or reimburse, as applicable, all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services.

Advisory Fees

No advisory fee information is provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

Recent Events

On February 5, 2018, Frontegra and William D. Forsyth III, the President of Frontegra and the Distributor, and a Director of the Company, entered into a purchase and sale agreement with FNAH and Magellan Financial Group Limited.  Under this agreement, Mr. Forsyth will sell all of the shares of Frontegra to FNAH in calendar year 2018, subject to regulatory approvals and other customary closing conditions (the “Transaction”).  In connection with the Transaction, Mr. Forsyth was named Executive Chairman of MFG Asset Management’s business in North America and has retained day-to-day management responsibility for the operations of Frontegra and its affiliates.  Mr. Forsyth will retain an indirect ownership stake in Frontegra via a minority holding in FNAH.  The Transaction will constitute an “assignment” of the existing investment advisory agreement between Frontegra and the Company, on behalf of the Fund as well as the other series of the Company offered in a separate SAI.  The Board of Directors of the Company has approved a new advisory agreement and new subadvisory agreements for each of the Company’s series, including the Fund, to become effective following shareholder approval and upon closing of the Transaction, each of which is planned for later in 2018.  Also on February 5, 2018, Magellan Financial Group Limited, through its majority-owned subsidiary FNAH, acquired Frontier Partners, a consulting/marketing firm, from Mr. Forsyth, and entered into an agreement to purchase the Distributor, which closed on April 2, 2018.  Accordingly, Magellan Financial Group Limited and its affiliates (MFG Asset Management, FNAH and MFG Services LLC), the Distributor and Frontier Partners are affiliates, and Frontegra will become an affiliate of MFG Asset Management upon closing of the Transaction.

Potential Conflicts of Interest

Mr. Forsyth, the sole shareholder and President of Frontegra, devotes significant time to the services of Frontier Partners, a consulting/marketing firm that provides consulting and distribution services to investment advisers.  Mr. Forsyth is an indirect owner and the President of Frontier and derives compensation from such positions.  Pursuant to success fee agreements, Frontier and its affiliate, the Distributor, provide services to and are compensated by MFG Asset Management.  These arrangements may present a conflict of interest.  Frontegra may not be inclined to terminate the subadvisory relationship with MFG Asset Management when its affiliates are receiving compensation from MFG Asset Management for other services.  Similarly, if MFG Asset Management discontinues using the services of Frontier, Frontegra may have an incentive to terminate the subadvisory agreement if the Fund was underperforming, and replace MFG Asset Management with a subadviser that would retain the services of Frontier and has a better potential for improving Fund performance.  Nonetheless, the Board retains ultimate oversight over the Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  Gerald Stack is the sole portfolio manager of the Fund.  None of the registered investment company clients of the Adviser or MFG Asset Management pays a performance-based fee.

Other Accounts Managed by the Portfolio Managers
As of March 30, 2018

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance– Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance- Based Fees	Total Assets of Accounts with Performance –Based Fees

MFG Select Infrastructure Fund
MFG Asset Management
Gerald Stack	1	$393 million	5	$1,936 million	3	$1,776 million	13	$5,528	2	$111 million

Potential Conflicts of Interest

MFG Asset Management’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.

MFG Asset Management is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that MFG Asset Management manages for the Fund.  Positions are bought and sold for all clients based on their investment criteria and MFG Asset Management’s investment style.  MFG Asset Management has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all MFG Asset Management’s clients are protected.  Policies that are a part of MFG Asset Management’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  MFG Asset Management has developed trade allocation processes and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

Compensation of Portfolio Manager

The compensation of the portfolio manager of the Fund is not exclusively tied to the performance or the value of the assets of the Fund.  The compensation of the portfolio manager is comprised of a base salary and a short term incentive.  The short term incentive is determined through consideration of:  (a) a percentage of the net revenues earned by MFG Asset Management with respect to all investment strategies managed by the portfolio manager, less an internal allocation of costs; and (b) the relative and absolute performance of the actively managed infrastructure strategies managed by the portfolio manager.

Ownership of Fund Shares by Portfolio Manager

No ownership information is provided for the Fund because the Fund was not offered for sale prior to the date of the SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company and each of Frontegra and MFG Asset Management may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•                  The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•                  The Fund’s top 10 holdings will be posted to the Company’s website no earlier than 10 days after the calendar quarter end.

•                  The Fund’s top 10 holdings as of a calendar quarter end may be included in Fund fact sheets following the posting of the Fund’s full portfolio holdings or top 10 holdings as of the calendar quarter end on the Company’s website.

•                  The Fund may include top 10 holdings in quarterly reports to shareholders or consultants following posting of top 10 holdings on the Company’s website.

•                  Disclosure of the Fund’s top 10 holdings as of a particular calendar quarter end may be made in response to inquiries from consultants, existing shareholders or prospective shareholders following posting of the top 10 holdings on the Company’s website.

•                  The Fund’s portfolio holdings may be included in commentary provided to consultants, existing shareholders or prospective shareholders, provided that such commentary is posted on the Company’s website prior to the dissemination of such commentary.

•                  The Adviser or MFG Asset Management may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.  Service providers that receive disclosures of the Fund’s portfolio holdings are required to maintain the confidentiality of the information either by contract or by law.

•                  The Fund will not disclose portfolio holdings to rating agencies.

•                  The Adviser or MFG Asset Management is also permitted to disclose the portfolio holding of the Fund to certain service providers as indicated below:

•                  Glass, Lewis & Co. — daily, for proxy recordkeeping services

•                  Mainstream FundServices Pty Limited — daily, for back office operational support

•                  The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and the Adviser or MFG Asset Management and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board.  No compensation or other consideration may be received by the Fund, the Adviser or MFG Asset Management in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.  The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of the Adviser, MFG Asset Management or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to MFG Asset Management pursuant to the Subadvisory Agreement, if Frontegra believes that MFG Asset Management is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board authorized the Adviser and MFG Asset Management to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of the Adviser or MFG Asset Management and the Fund with regard to a proxy vote, the conflict will be resolved by a majority of the independent directors or by such other method approved by the Board.

MFG Asset Management’s proxy voting policies provide that MFG Asset Management will vote proxies with respect to client securities in a manner designed to promote the economic interests of its clients.  With respect to the MFG Funds, MFG Asset Management’s proxy voting guidelines provide that MFG Asset Management will review proposed company resolutions on a case by case basis, exercising voting rights as deemed appropriate by MFG Asset Management to ensure that companies act in the best interest of their shareholders.  In exercising its voting discretion, MFG Asset Management does not intend to become involved in the day to day management issues of companies but will exercise voting rights to ensure that companies act in the best interest of their shareholders and, in appropriate cases, to improve the corporate governance of investee companies.  MFG Asset Management may consider the size of its holdings and the likelihood that exercising voting rights will influence the outcome of the vote, as well as the advantage which may result from exercising voting rights.  If MFG Asset Management determines that a proxy solicitation involves a conflict of interest or perceived conflict of interest between MFG Asset Management and client interests, MFG Asset Management’s Proxy Voting Committee will meet to determine steps to manage the potential conflict. Possible resolutions may include voting in accordance with the recommendations of a third party research provider, refraining from exercising its proxy voting rights or disclosing the conflict to its client and obtain the client’s direction to vote the proxy.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

MFG Asset Management is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage.  MFG Asset Management seeks the best execution available with respect to each transaction, in light of the overall quality of brokerage and research services provided to MFG Asset Management or the Fund.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s portfolio transactions, including futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Brokerage information for the Fund is not provided because the Fund was not offered for sale prior to the date of this SAI.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, MFG Asset Management considers several factors, including:  the firm’s reliability, the quality of its execution services on a continuing basis, its financial condition, investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  All research is paid for by MFG Asset Management pursuant to execution only brokerage rates with a panel of approved brokers.  Although the Fund does not currently pay “soft dollar” commissions for research, the Subadvisory Agreement authorizes the Fund to pay higher commissions for research and brokerage services if (a) MFG Asset Management determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of MFG Asset Management’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreement; and (c) in the opinion of MFG Asset Management, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Although MFG Asset Management pays from its own resources for investment research, it may receive proprietary and third party research from any of the brokers with which it executes client transactions.

Brokerage commission information is not provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

MFG Asset Management places portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Fund effects its securities transactions may be used by MFG Asset Management in servicing all of their accounts.  Not all of such services may be used by MFG Asset Management in connection with the Fund.  MFG Asset Management believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, MFG Asset Management believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  MFG Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by MFG Asset Management are the investment objectives and restrictions, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent for the Fund.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to an Administration and Fund Accounting Agreement.  Under the Agreement, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund a fee, computed daily and payable monthly, based on the Company’s average net assets.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.  The Distributor is owned by FNAH, a subsidiary of MFG and an affiliate of MFG Asset Management, and is managed by Mr. Forsyth.  Accordingly, the Distributor is an affiliate of MFG Asset Management.  The Distributor will not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

The Distributor, the Adviser and/or their affiliates may pay compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial intermediaries for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund and for administrative, sub-accounting and shareholder services.  This practice is referred to as “revenue sharing.”  These payments, if made, would be in addition to the shareholder servicing fees or other administrative fees payable out of Fund assets to firms that provide services to shareholders of Institutional Class and Service Class shares.  Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.

SHAREHOLDER SERVICING

The Company has adopted a Shareholder Servicing Plan on behalf of the Service Class shares of the Fund pursuant to which the Fund may make payments to broker/dealers and other financial intermediaries (“Servicing Agents”), who provide non-distribution services including, but not limited to, establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class shareholders, as appropriate.  Under the Shareholder Servicing Plan, Service Class shares of the Fund pay to Servicing Agents a monthly shareholder servicing fee computed at an annual rate of up to 0.15% of the average daily net assets held during the month by Service Class shares of the Fund.  The Distributor is the shareholder servicing agent for the Fund.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and/or MFG Asset Management and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may result in realized gains or losses for federal income tax purposes.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program. Elyce D. Dilworth serves as the Company’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  Please consult your tax adviser before investing.

If your shares are held in a taxable account, you should be aware of the following federal income tax implications.  The Fund intends to qualify and elect to be taxed as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income or excise taxes at the Fund level on amounts distributed to shareholders provided that investment company taxable income and net capital gain are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the sources of its income and the diversification of its assets.  Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.  In the event the Fund fails to qualify as a “regulated investment company” and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions made by the Fund to the extent of its then-current and accumulated earnings and profits would be taxable as dividend income to the Fund’s shareholders.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes, generally, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.” For non-corporate shareholders, such “qualified dividend” income is eligible for the reduced federal income tax rates applicable to long-term capital gains if the shareholder meets certain holding period requirements.

Distributions of investment company taxable income will be taxed at the ordinary income tax rate applicable to the shareholder.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions promptly after the close of each calendar year.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax).  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Interest and dividends received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes paid by the Fund, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018, to (i) certain “foreign financial institutions” that do not agree to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement between the U.S. and the country in which the entity is a tax resident), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”), when the shareholder sells, redeems or exchanges such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”), are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund covered shares in your account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Fund.  Cohen & Company, Ltd. will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other auditing, and tax services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The Fund had not yet commenced operations as of the date of this SAI and, therefore, has not produced financial statements.  Once available, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Company, toll free, at 1-888-825-2100.

PART C

OTHER INFORMATION

Item 28.            Exhibits

See “Exhibit Index.”

Item 29.            Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.            Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers (within the meaning of the Maryland General Corporation Law), whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.            Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. (“Frontegra”) serves as the investment adviser with respect to the Registrant’s Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure, Frontier MFG Global Plus and Frontier MFG Select Infrastructure Funds.  Frontegra is a registered investment adviser.  The business and other connections of Frontegra, as well as the names and titles of the executive officers and directors of Frontegra, are further described in Frontegra’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Phocas Financial Corporation (“Phocas”) serves as a subadviser with respect to the Registrant’s Frontier Phocas Small Cap Value Fund.  Phocas is a registered investment adviser.  The business and other connections of Phocas, as well as the names and titles of the executive officers and directors of Phocas, are further described in Phocas’ Form ADV as filed with the SEC.

Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) serves as subadviser with respect to the Registrant’s Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund.  MFG Asset Management is a registered investment adviser.  The business and other connections of MFG Asset Management, as well as the names and titles of the executive officers and directors of MFG Asset Management are further described in MFG Asset Management’s Form ADV as filed with the SEC.

Timpani Capital Management LLC (“Timpani”) serves as the investment adviser with respect to the Registrant’s Frontier Timpani Small Cap Growth Fund.  Timpani is a registered investment adviser.  The business and other connections of Timpani, as well as the names and titles of the executive officers and directors of Timpani, are further described in Timpani’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the directors or executive officers of Frontegra, Timpani, or Phocas or MFG Asset Management is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Adviser and Subadviser” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 32.            Principal Underwriters

(a)                       None

(b)                       Set forth below is certain information pertaining to the managers and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director

Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

Carol Ann Kinzer 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	Financial Operations Principal	None

(c)                        None

Item 33.            Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section, are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Investment Adviser to Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure, Frontier MFG Global Plus and Frontier MFG Select Infrastructure Funds	Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Subadviser to Frontier Phocas Small Cap Value Fund	Phocas Financial Corporation 980 Atlantic Avenue, Suite 106 Alameda, California 94501

Registrant’s Subadviser to Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund	MFG Asset Management MLC Centre Level 36, 19 Martin Place Sydney, NSW, Australia 2000

Registrant’s Investment Adviser to Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, Wisconsin 53224

Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Registrant’s Distributor	Frontegra Strategies, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 34.            Management Services

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.            Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 29th day of June 2018.

FRONTIER FUNDS, INC. (Registrant)

By:	/s/ William D. Forsyth III
William D. Forsyth III
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III	President and a Director (principal executive officer)	June 29, 2018
William D. Forsyth III

/s/ Elyce D. Dilworth	Chief Compliance Officer and Treasurer (principal financial officer)	June 29, 2018
Elyce D. Dilworth

Director*
David L. Heald

Director*
Steven K. Norgaard

Director*
James M. Snyder

*By:	/s/ William D. Forsyth III
William D. Forsyth III
President
Attorney-in-fact pursuant to a Power of Attorney filed on October 28, 2013, Post-Effective Amendment No. 83.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A

(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 26, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12

(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18

(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20

(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23

(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14

(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34

(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34

(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14

(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34

(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34

(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34

(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42

(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 11, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44

(a.17)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 16, 2009	Filed September 17, 2009, Post-Effective Amendment No. 53

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(a.18)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 30, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54

(a.19)	Articles of Amendment dated October 9, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54

(a.20)	Articles of Amendment dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57

(a.21)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57

(a.22)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 24, 2010	Filed July 16, 2010, Form N-14

(a.23)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 13, 2010	Filed September 30, 2010, Post-Effective Amendment No. 65

(a.24)	Articles of Amendment dated October 26, 2010	Filed October 28, 2010, Post-Effective Amendment No. 67

(a.25)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2011	Filed March 14, 2011, Form N-14

(a.26)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 28, 2011	Filed July 1, 2011, Post-Effective Amendment No. 74

(a.27)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 9, 2011	Filed December 28, 2011, Post-Effective Amendment No. 79

(a.28)	Articles of Amendment dated October 2, 2012	Filed October 28, 2013, Post-Effective Amendment No. 83

(a.29)	Articles Supplementary to the Registrant’s Articles of Incorporation dated February 19, 2013	Filed October 28, 2013, Post-Effective Amendment No. 83

(a.30)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2013	Filed October 28, 2013, Post-Effective Amendment No. 83

(a.31)	Form of Articles of Amendment dated October 27, 2014	Filed October 28, 2014, Post-Effective Amendment No. 85

(a.32)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 12, 2015	Filed March 23, 2015, Post-Effective Amendment No. 88

(a.33)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2016	Filed March 17, 2016, Post-Effective Amendment No. 97

(a.34)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 24, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

(a.35)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2018		X

(b)	Registrant’s Amended and Restated By-Laws	Filed October 28, 2013, Post-Effective Amendment No. 83

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(c)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and Bylaws

(d.1)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A

(d.2)	Exhibit O to the Investment Advisory Agreement		X

(d.3)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Magellan Asset Management Limited doing business as MFG Asset Management	Filed December 28, 2011, Post-Effective Amendment No. 79

(d.4)	Exhibit D to the Subadvisory Agreement between Frontegra Asset Management, Inc. and Magellan Asset Management Limited doing business as MFG Asset Management		X

(d.5)

Amended and Restated Expense Cap/Reimbursement Agreement regarding the Frontier Phocas Small Cap Value Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund

X

(e.1)	Distribution Agreement		X

(e.2)	Amended Exhibit A to Distribution Agreement		X

(f)	None

(g.1)	Custody Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(g.2)	Amendment to Custody Agreement dated May 22, 2018		X

(h.1)	Transfer Agent Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.2)	Amendment to Transfer Agent Services Agreement dated May 22, 2018		X

(h.3)	Fund Administration Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.4)	Amendment to Fund Administration Servicing Agreement dated May 22, 2018		X

(h.5)	Fund Accounting Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.6)	Amendment to Fund Accounting Servicing Agreement dated May 22, 2018		X

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(h.7)	Power of Attorney	Filed October 28, 2013, Post-Effective Amendment No. 83

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 29, 2018		X

(j)	Consent of Independent Registered Public Accounting Firm regarding the Frontier MFG Select Infrastructure Fund		X

(k)	None

(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1

(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44

(m.2)	Shareholder Servicing Plan	Filed March 17, 2016, Post-Effective Amendment No. 97

(m.3)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44

(n.1)	Amended and Restated Multiple Class Plan		X

(o)	Reserved

(p.1)	Magellan Asset Management Ltd. Code of Ethics	Filed October 28, 2014, Post-Effective Amendment No. 85

(p.2)	Phocas Financial Corporation Code of Ethics	Filed October 28, 2013, Post-Effective Amendment No. 83

(p.3)	Code of Ethics for Access Persons of Frontier Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC, Frontier Partners, Inc. and Timpani Capital Management LLC	Filed October 30, 2017, Post-Effective Amendment No. 107

(p.4)	Magellan Asset Management Limited Personal Trading Policy	Filed October 30, 2017, Post-Effective Amendment No. 107

(p.5)	Magellan Financial Group Limited Code of Ethics	Filed October 28, 2016, Post-Effective Amendment No. 103

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